MEMORANDUM OF AGREEMENT

(Expense Limitations)

This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the “Exhibits”), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and Invesco Advisers, Inc. (“Invesco”). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

For the Contractual Limits (listed in Exhibits A – D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A – D (the “Expiration Date”) that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund’s investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A – D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust’s detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund’s Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

For the Voluntary Limits (listed in Exhibits A – D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.

IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

INVESCO MANAGEMENT TRUST

INVESCO SECURITIES TRUST

SHORT-TERM INVESTMENTS TRUST

on behalf of the Funds listed in the Exhibits

to this Memorandum of Agreement

By:	/s/ Jeffrey H. Kupor
Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:	/s/ Jeffrey H. Kupor
Title:	Senior Vice President

EXHIBIT “A” – RETAIL FUNDS1

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco American Franchise Fund
Class A Shares	Contractual	2.00%	July 1, 2013	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2013	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2013	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2013	June 30, 2019
Class R6 Shares	Contractual	1.75%	July 1, 2013	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2013	June 30, 2019
Invesco California Tax-Free Income Fund
Class A Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.25%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Invesco Core Plus Bond Fund
Class A Shares	Contractual	0.75%	December 16, 2016	December 31, 2019
Class C Shares	Contractual	1.50%	December 16, 2016	December 31, 2019
Class R Shares	Contractual	1.00%	December 16, 2016	December 31, 2019
Class R5 Shares	Contractual	0.50%	December 16, 2016	December 31, 2019
Class R6 Shares	Contractual	0.50%	December 16, 2016	December 31, 2019
Class Y Shares	Contractual	0.50%	December 16, 2016	December 31, 2019
Invesco Equally-Weighted S&P 500 Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Invesco Equity and Income Fund
Class A Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.25%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Invesco Floating Rate Fund
Class A Shares	Contractual	1.50%	April 14, 2006	June 30, 2019
Class C Shares	Contractual	2.00%	April 14, 2006	June 30, 2019
Class R Shares	Contractual	1.75%	April 14, 2006	June 30, 2019
Class R5 Shares	Contractual	1.25%	April 14, 2006	June 30, 2019
Class R6 Shares	Contractual	1.25%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.25%	October 3, 2008	June 30, 2019
Invesco Global Real Estate Income Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Invesco Growth and Income Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Low Volatility Equity Yield Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Investor Class Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Invesco Pennsylvania Tax Free Income Fund
Class A Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.25%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Invesco S&P 500 Index Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Invesco Short Duration High Yield Municipal Fund
Class A Shares	Contractual	0.79%	September 30, 2015	December 31, 2019
Class C Shares	Contractual	1.54%	September 30, 2015	December 31, 2019
Class R5 Shares	Contractual	0.54%	September 30, 2015	December 31, 2019
Class R6 Shares	Contractual	0.54%	April 4, 2017	December 31, 2019
Class Y Shares	Contractual	0.54%	September 30, 2015	December 31, 2019
Invesco Small Cap Discovery Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Invesco Strategic Real Return Fund
Class A Shares	Contractual	0.82% less net AFFE*	April 30, 2014	December 31, 2019
Class C Shares	Contractual	1.57% less net AFFE*	April 30, 2014	December 31, 2019
Class R Shares	Contractual	1.07% less net AFFE*	April 30, 2014	December 31, 2019
Class R5 Shares	Contractual	0.57% less net AFFE*	April 30, 2014	December 31, 2019
Class R6 Shares	Contractual	0.57% less net AFFE*	April 30, 2014	December 31, 2019
Class Y Shares	Contractual	0.57% less net AFFE*	April 30, 2014	December 31, 2019

AIM Equity Funds (Invesco Equity Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Charter Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class S Shares	Contractual	1.90%	September 25, 2009	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2019

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Diversified Dividend Fund
Class A Shares	Contractual	2.00%	July 1, 2013	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2013	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2013	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2013	June 30, 2019
Class R6 Shares	Contractual	1.75%	July 1, 2013	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2013	June 30, 2019
Investor Class Shares	Contractual	2.00%	July 1, 2013	June 30, 2019
Invesco Summit Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2019
Class P Shares	Contractual	1.85%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	1.75%	April 4, 2017	June 30, 2019
Class S Shares	Contractual	1.90%	September 25, 2009	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2019

AIM Funds Group (Invesco Funds Group)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco European Small Company Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	2.00%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Invesco Global Core Equity Fund
Class A Shares	Contractual	1.22%	January 1, 2017	April 30, 2020
Class C Shares	Contractual	1.97%	January 1, 2017	April 30, 2020
Class R Shares	Contractual	1.47%	January 1, 2017	April 30, 2020
Class R5 Shares	Contractual	0.97%	January 1, 2017	April 30, 2020
Class R6 Shares	Contractual	0.97%	April 4, 2017	April 30, 2020
Class Y Shares	Contractual	0.97%	January 1, 2017	April 30, 2020
Invesco International Small Company Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	2.00%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Invesco Small Cap Equity Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2019

AIM Growth Series (Invesco Growth Series)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Alternative Strategies Fund
Class A Shares	Contractual	1.44% less net AFFE*	January 1, 2017	April 30, 2020
Class C Shares	Contractual	2.19% less net AFFE*	January 1, 2017	April 30, 2020
Class R Shares	Contractual	1.69% less net AFFE*	January 1, 2017	April 30, 2020
Class R5 Shares	Contractual	1.19% less net AFFE*	January 1, 2017	April 30, 2020
Class R6 Shares	Contractual	1.19% less net AFFE*	January 1, 2017	April 30, 2020
Class Y Shares	Contractual	1.19% less net AFFE*	January 1, 2017	April 30, 2020

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Balanced-Risk Retirement 2020 Fund
Class A Shares	Contractual	0.25%	November 4, 2009	April 30, 2020
Class AX Shares	Contractual	0.25%	February 12, 2010	April 30, 2020
Class C Shares	Contractual	1.00%	November 4, 2009	April 30, 2020
Class CX Shares	Contractual	1.00%	February 12, 2010	April 30, 2020
Class R Shares	Contractual	0.50%	November 4, 2009	April 30, 2020
Class R5 Shares	Contractual	0.00%	November 4, 2009	April 30, 2020
Class R6 Shares	Contractual	0.00%	September 24, 2012	April 30, 2020
Class RX Shares	Contractual	0.50%	February 12, 2010	April 30, 2020
Class Y Shares	Contractual	0.00%	November 4, 2009	April 30, 2020
Invesco Balanced-Risk Retirement 2030 Fund
Class A Shares	Contractual	0.25%	November 4, 2009	April 30, 2020
Class AX Shares	Contractual	0.25%	February 12, 2010	April 30, 2020
Class C Shares	Contractual	1.00%	November 4, 2009	April 30, 2020
Class CX Shares	Contractual	1.00%	February 12, 2010	April 30, 2020
Class R Shares	Contractual	0.50%	November 4, 2009	April 30, 2020
Class R5 Shares	Contractual	0.00%	November 4, 2009	April 30, 2020
Class R6 Shares	Contractual	0.00%	September 24, 2012	April 30, 2020
Class RX Shares	Contractual	0.50%	February 12, 2010	April 30, 2020
Class Y Shares	Contractual	0.00%	November 4, 2009	April 30, 2020
Invesco Balanced-Risk Retirement 2040 Fund
Class A Shares	Contractual	0.25%	November 4, 2009	April 30, 2020
Class AX Shares	Contractual	0.25%	February 12, 2010	April 30, 2020
Class C Shares	Contractual	1.00%	November 4, 2009	April 30, 2020
Class CX Shares	Contractual	1.00%	February 12, 2010	April 30, 2020
Class R Shares	Contractual	0.50%	November 4, 2009	April 30, 2020
Class R5 Shares	Contractual	0.00%	November 4, 2009	April 30, 2020
Class R6 Shares	Contractual	0.00%	September 24, 2012	April 30, 2020
Class RX Shares	Contractual	0.50%	February 12, 2010	April 30, 2020
Class Y Shares	Contractual	0.00%	November 4, 2009	April 30, 2020
Invesco Balanced-Risk Retirement 2050 Fund
Class A Shares	Contractual	0.25%	November 4, 2009	April 30, 2020
Class AX Shares	Contractual	0.25%	February 12, 2010	April 30, 2020
Class C Shares	Contractual	1.00%	November 4, 2009	April 30, 2020
Class CX Shares	Contractual	1.00%	February 12, 2010	April 30, 2020
Class R Shares	Contractual	0.50%	November 4, 2009	April 30, 2020
Class R5 Shares	Contractual	0.00%	November 4, 2009	April 30, 2020
Class R6 Shares	Contractual	0.00%	September 24, 2012	April 30, 2020
Class RX Shares	Contractual	0.50%	February 12, 2010	April 30, 2020
Class Y Shares	Contractual	0.00%	November 4, 2009	April 30, 2020
Invesco Balanced-Risk Retirement Now Fund
Class A Shares	Contractual	0.25%	November 4, 2009	April 30, 2020
Class AX Shares	Contractual	0.25%	February 12, 2010	April 30, 2020
Class C Shares	Contractual	1.00%	November 4, 2009	April 30, 2020
Class CX Shares	Contractual	1.00%	February 12, 2010	April 30, 2020
Class R Shares	Contractual	0.50%	November 4, 2009	April 30, 2020
Class R5 Shares	Contractual	0.00%	November 4, 2009	April 30, 2020
Class R6 Shares	Contractual	0.00%	September 24, 2012	April 30, 2020
Class RX Shares	Contractual	0.50%	February 12, 2010	April 30, 2020
Class Y Shares	Contractual	0.00%	November 4, 2009	April 30, 2020
Invesco Conservative Allocation Fund
Class A Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.25%	April 4, 2017	June 30, 2019
Class S Shares	Contractual	1.40%	July 1, 2012	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2012	June 30, 2019

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Convertible Securities Fund
Class A Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.25%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Invesco Global Low Volatility Equity Yield Fund
Class A Shares	Contractual	2.00%	May 1, 2016	June 30, 2019
Class C Shares	Contractual	2.75%	May 1, 2016	June 30, 2019
Class R Shares	Contractual	2.25%	May 1, 2016	June 30, 2019
Class R5 Shares	Contractual	1.75%	May 1, 2016	June 30, 2019
Class R6 Shares	Contractual	1.75%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.75%	May 1, 2016	June 30, 2019
Invesco Growth Allocation Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	April 4, 2017	June 30, 2019
Class S Shares	Contractual	1.90%	July 1, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Invesco Income Allocation Fund
Class A Shares	Contractual	0.25%	May 1, 2012	April 30, 2020
Class C Shares	Contractual	1.00%	May 1, 2012	April 30, 2020
Class R Shares	Contractual	0.50%	May 1, 2012	April 30, 2020
Class R5 Shares	Contractual	0.00%	May 1, 2012	April 30, 2020
Class R6 Shares	Contractual	0.00%	April 4, 2017	April 30, 2020
Class Y Shares	Contractual	0.00%	May 1, 2012	April 30, 2020
Invesco International Allocation Fund
Class A Shares	Contractual	2.25%	May 1, 2012	June 30, 2019
Class C Shares	Contractual	3.00%	May 1, 2012	June 30, 2019
Class R Shares	Contractual	2.50%	May 1, 2012	June 30, 2019
Class R5 Shares	Contractual	2.00%	May 1, 2012	June 30, 2019
Class R6 Shares	Contractual	2.00%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	2.00%	May 1, 2012	June 30, 2019
Invesco Mid Cap Core Equity Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Invesco Moderate Allocation Fund
Class A Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.25%	April 4, 2017	June 30, 2019
Class S Shares	Contractual	1.40%	July 1, 2012	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Invesco Multi-Asset Inflation Fund
Class A Shares	Contractual	1.02% less net AFFE*	January 1, 2017	April 30, 2020
Class C Shares	Contractual	1.77% less net AFFE*	January 1, 2017	April 30, 2020
Class R Shares	Contractual	1.27% less net AFFE*	January 1, 2017	April 30, 2020
Class R5 Shares	Contractual	0.77% less net AFFE*	January 1, 2017	April 30, 2020
Class R6 Shares	Contractual	0.77% less net AFFE*	January 1, 2017	April 30, 2020
Class Y Shares	Contractual	0.77% less net AFFE*	January 1, 2017	April 30, 2020

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Peak Retirement™ 2015 Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Invesco Peak Retirement™ 2020 Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Invesco Peak Retirement™ 2025 Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Invesco Peak Retirement™ 2030 Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Invesco Peak Retirement™ 2035 Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Invesco Peak Retirement™ 2040 Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Invesco Peak Retirement™ 2045 Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Invesco Peak Retirement™ 2050 Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Peak Retirement™ 2055 Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Invesco Peak Retirement™ 2060 Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Invesco Peak Retirement™ 2065 Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Invesco Peak Retirement™ Now Fund
Class A Shares	Contractual	0.81% less net AFFE*	December 18, 2017	April 30, 2020
Class C Shares	Contractual	1.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R Shares	Contractual	1.06% less net AFFE*	December 18, 2017	April 30, 2020
Class R5 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class R6 Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Class Y Shares	Contractual	0.56% less net AFFE*	December 18, 2017	April 30, 2020
Invesco Quality Income Fund
Class A Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.25%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Invesco Small Cap Growth Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2019

AIM International Mutual Funds (Invesco International Mutual Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Asia Pacific Growth Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	2.00%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2019

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco European Growth Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2019
Class R Shares	Contractual	2.50%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	2.00%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Investor Class Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Invesco Global Growth Fund
Class A Shares	Contractual	1.22%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	1.97%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	0.97%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	0.97%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	0.97%	January 1, 2017	February 29, 2020
Invesco Global Opportunities Fund
Class A Shares	Contractual	1.02%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	1.77%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.27%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	0.77%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	0.77%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	0.77%	January 1, 2017	February 29, 2020
Invesco Global Small & Mid Cap Growth Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	2.00%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Invesco Global Responsibility Equity
Fund
Class A Shares	Contractual	0.85%	June 30, 2016	February 29, 2020
Class C Shares	Contractual	1.60%	June 30, 2016	February 29, 2020
Class R Shares	Contractual	1.10%	June 30, 2016	February 29, 2020
Class R5 Shares	Contractual	0.60%	June 30, 2016	February 29, 2020
Class R6 Shares	Contractual	0.60%	June 30, 2016	February 29, 2020
Class Y Shares	Contractual	0.60%	June 30, 2016	February 29, 2020
Invesco International Select Equity Fund
Class A Shares	Contractual	1.12%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	1.87%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.37%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	0.87%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	0.87%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	0.87%	January 1, 2017	February 29, 2020
Invesco International Core Equity Fund
Class A Shares	Contractual	1.12%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	1.87%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.37%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	0.87%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	0.87%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	0.87%	January 1, 2017	February 29, 2020
Investor Class Shares	Contractual	1.12%	January 1, 2017	February 29, 2020
Invesco International Growth Fund
Class A Shares	Contractual	2.25%	July 1, 2013	June 30, 2019
Class C Shares	Contractual	3.00%	July 1, 2013	June 30, 2019
Class R Shares	Contractual	2.50%	July 1, 2013	June 30, 2019
Class R5 Shares	Contractual	2.00%	July 1, 2013	June 30, 2019
Class R6 Shares	Contractual	2.00%	July 1, 2013	June 30, 2019
Class Y Shares	Contractual	2.00%	July 1, 2013	June 30, 2019

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Select Opportunities Fund
Class A Shares	Contractual	1.02%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	1.77%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.27%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	0.77%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	0.77%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	0.77%	January 1, 2017	February 29, 2020

AIM Investment Funds (Invesco Investment Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco All Cap Market Neutral Fund
Class A Shares	Contractual	1.50%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	2.25%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.75%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	1.25%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	1.25%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	1.25%	January 1, 2017	February 29, 2020
Invesco Balanced-Risk Allocation Fund[2]
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Invesco Balanced-Risk Commodity Strategy Fund[3]
Class A Shares	Contractual	1.40% less net AFFE*	September 20, 2018	February 28, 2020
Class C Shares	Contractual	2.15% less net AFFE*	September 20, 2018	February 28, 2020
Class R Shares	Contractual	1.65% less net AFFE*	September 20, 2018	February 28, 2020
Class R5 Shares	Contractual	1.15% less net AFFE*	September 20, 2018	February 28, 2020
Class R6 Shares	Contractual	1.15% less net AFFE*	September 20, 2018	February 28, 2020
Class Y Shares	Contractual	1.15% less net AFFE*	September 20, 2018	February 28, 2020
Invesco Developing Markets Fund
Class A Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	3.00%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	2.00%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Invesco Emerging Markets Select Equity Fund
Class A Shares	Contractual	1.33%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	2.08%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.58%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	1.08%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	1.08%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	1.08%	January 1, 2017	February 29, 2020
Invesco Emerging Markets Flexible Bond Fund
Class A Shares	Contractual	1.24%	June 14, 2010	February 29, 2020
Class C Shares	Contractual	1.99%	June 14, 2010	February 29, 2020
Class R Shares	Contractual	1.49%	June 14, 2010	February 29, 2020
Class R5 Shares	Contractual	0.99%	June 14, 2010	February 29, 2020
Class R6 Shares	Contractual	0.99%	September 24, 2012	February 29, 2020
Class Y Shares	Contractual	0.99%	June 14, 2010	February 29, 2020

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Endeavor Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Invesco Health Care Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	April 4, 2017	June 30, 2019
Investor Class Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Invesco Global Infrastructure Fund
Class A Shares	Contractual	1.28%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	2.03%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.53%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	1.03%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	1.03%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	1.03%	January 1, 2017	February 29, 2020
Invesco Global Market Neutral Fund
Class A Shares	Contractual	1.50%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	2.25%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.75%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	1.25%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	1.25%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	1.25%	January 1, 2017	February 29, 2020
Invesco Global Targeted Returns Fund[4]
Class A Shares	Contractual	1.44% less net AFFE*	January 1, 2017	February 29, 2020
Class C Shares	Contractual	2.19% less net AFFE*	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.69% less net AFFE*	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	1.19% less net AFFE*	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	1.19% less net AFFE*	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	1.19% less net AFFE*	January 1, 2017	February 29, 2020
Invesco Greater China Fund
Class A Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	3.00%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	2.00%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Invesco Long/Short Equity Fund
Class A Shares	Contractual	1.59%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	2.34%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.84%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	1.34%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	1.34%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	1.34%	January 1, 2017	February 29, 2020
Invesco Low Volatility Emerging Markets Fund
Class A Shares	Contractual	1.33%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	2.08%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.58%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	1.08%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	1.08%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	1.08%	January 1, 2017	February 29, 2020

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco MLP Fund
Class A Shares	Contractual	1.28%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	2.03%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.53%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	1.03%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	1.03%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	1.03%	January 1, 2017	February 29, 2020
Invesco Macro Allocation Strategy Fund[5]
Class A Shares	Contractual	1.44%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	2.19%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.69%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	1.19%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	1.19%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	1.19%	January 1, 2017	February 29, 2020
Invesco Multi-Asset Income Fund
Class A Shares	Contractual	0.85%	January 1, 2017	February 29, 2020
Class C Shares	Contractual	1.60%	January 1, 2017	February 29, 2020
Class R Shares	Contractual	1.10%	January 1, 2017	February 29, 2020
Class R5 Shares	Contractual	0.60%	January 1, 2017	February 29, 2020
Class R6 Shares	Contractual	0.60%	January 1, 2017	February 29, 2020
Class Y Shares	Contractual	0.60%	January 1, 2017	February 29, 2020
Invesco Pacific Growth Fund
Class A Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	3.00%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	2.50%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	2.00%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Invesco Select Companies Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	1.75%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Invesco U.S. Managed Volatility Fund
Class R6 Shares	Contractual	0.15%	December 18, 2017	February 29, 2020
Invesco World Bond Fund
Class A Shares	Contractual	0.94%	December 1, 2016	February 29, 2020
Class C Shares	Contractual	1.69%	December 1, 2016	February 29, 2020
Class R5 Shares	Contractual	0.69%	December 1, 2016	February 29, 2020
Class R6 Shares	Contractual	0.69%	December 1, 2016	February 29, 2020
Class Y Shares	Contractual	0.69%	December 1, 2016	February 29, 2020

AIM Investment Securities Funds (Invesco Investment Securities Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Corporate Bond Fund
Class A Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.25%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2012	June 30, 2019

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Global Real Estate Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Invesco High Yield Fund
Class A Shares	Contractual	1.50%	July 1, 2013	June 30, 2019
Class C Shares	Contractual	2.25%	July 1, 2013	June 30, 2019
Class R5 Shares	Contractual	1.25%	July 1, 2013	June 30, 2019
Class R6 Shares	Contractual	1.25%	July 1, 2013	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2013	June 30, 2019
Investor Class Shares	Contractual	1.50%	July 1, 2013	June 30, 2019
Invesco Short Duration Inflation Protected Fund
Class A Shares	Contractual	0.55%	December 31, 2015	June 30, 2019
Class A2 Shares	Contractual	0.45%	December 31, 2015	June 30, 2019
Class R5 Shares	Contractual	0.30%	December 31, 2015	June 30, 2019
Class R6 Shares	Contractual	0.30%	December 31, 2015	June 30, 2019
Class Y Shares	Contractual	0.30%	December 31, 2015	June 30, 2019
Invesco Real Estate Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Investor Class Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Invesco Short Term Bond Fund
Class A Shares	Contractual	1.40%	July 1, 2013	June 30, 2019
Class C Shares	Contractual	1.75%[6]	July 1, 2013	June 30, 2019
Class R Shares	Contractual	1.75%	July 1, 2013	June 30, 2019
Class R5 Shares	Contractual	1.25%	July 1, 2013	June 30, 2019
Class R6 Shares	Contractual	1.25%	July 1, 2013	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2013	June 30, 2019
Invesco U.S. Government Fund[7]
Class A Shares	Contractual	1.01%	July 1, 2018	June 30, 2019
Class C Shares	Contractual	1.76%	July 1, 2018	June 30, 2019
Class R Shares	Contractual	1.26%	July 1, 2018	June 30, 2019
Class R5 Shares	Contractual	0.76%	July 1, 2018	June 30, 2019
Class R6 Shares	Contractual	0.76%	July 1, 2018	June 30, 2019
Class Y Shares	Contractual	0.76%	July 1, 2018	June 30, 2019
Investor Class Shares	Contractual	1.01%	July 1, 2018	June 30, 2019

AIM Sector Funds (Invesco Sector Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco American Value Fund
Class A Shares	Contractual	2.00%	July 1, 2013	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2013	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2013	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2013	June 30, 2019
Class R6 Shares	Contractual	1.75%	July 1, 2013	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2013	June 30, 2019

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Comstock Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 24, 2012	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Invesco Energy Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	1.75%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Invesco Dividend Income Fund
Class A Shares	Contractual	2.00%	September 1, 2016	June 30, 2019
Class C Shares	Contractual	2.75%	September 1, 2016	June 30, 2019
Class R5 Shares	Contractual	1.75%	September 1, 2016	June 30, 2019
Class R6 Shares	Contractual	1.75%	September 1, 2016	June 30, 2019
Class Y Shares	Contractual	1.75%	September 1, 2016	June 30, 2019
Investor Class Shares	Contractual	2.00%	September 1, 2016	June 30, 2019
Invesco Gold & Precious Metals Fund
Class A Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2009	June 30, 2019
Class R6 Shares	Contractual	1.75%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2009	June 30, 2019
Investor Class Shares	Contractual	2.00%	July 1, 2009	June 30, 2019
Invesco Mid Cap Growth Fund
Class A Shares	Contractual	2.00%	August 1, 2015	June 30, 2019
Class C Shares	Contractual	2.75%	August 1, 2015	June 30, 2019
Class R Shares	Contractual	2.25%	August 1, 2015	June 30, 2019
Class R5 Shares	Contractual	1.75%	August 1, 2015	June 30, 2019
Class R6 Shares	Contractual	1.75%	August 1, 2015	June 30, 2019
Class Y Shares	Contractual	1.75%	August 1, 2015	June 30, 2019
Invesco Small Cap Value Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	February 7, 2017	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Invesco Technology Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Investor Class Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Invesco Technology Sector Fund
Class A Shares	Contractual	2.00%	February 12, 2010	June 30, 2019
Class C Shares	Contractual	2.75%	February 12, 2010	June 30, 2019
Class Y Shares	Contractual	1.75%	February 12, 2010	June 30, 2019
Invesco Value Opportunities Fund
Class A Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.75%	July 1, 2012	June 30, 2019
Class R Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.75%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.75%	July 1, 2012	June 30, 2019

See page 16 for footnotes to Exhibit A.

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco High Yield Municipal Fund
Class A Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R5 Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.25%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Invesco Intermediate Term Municipal Income Fund
Class A Shares	Contractual	0.84%	July 1, 2016	June 30, 2019
Class C Shares	Contractual	1.59%	July 1, 2016	June 30, 2019
Class R6 Shares	Contractual	0.59%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	0.59%	July 1, 2016	June 30, 2019
Invesco Municipal Income Fund
Class A Shares	Contractual	1.50%	July 1, 2013	June 30, 2019
Class C Shares	Contractual	2.25%	July 1, 2013	June 30, 2019
Class R6 Shares	Contractual	1.25%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2013	June 30, 2019
Investor Class	Contractual	1.50%	July 15, 2013	June 30, 2019
Invesco New York Tax Free Income Fund
Class A Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.25%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Invesco Limited Term Municipal Income Fund
Class A Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Class A2 Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Class C Shares	Contractual	2.25%	June 30, 2013	June 30, 2019
Class R5 Shares	Contractual	1.25%	July 1, 2012	June 30, 2019
Class R6 Shares	Contractual	1.25%	April 4, 2017	June 30, 2019
Class Y Shares	Contractual	1.25%	July 1, 2012	June 30, 2019

Invesco Management Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Conservative Income Fund
Class A Shares	Contractual	0.40%	April 2, 2018	April 30, 2020
Institutional Class	Contractual	0.30%	January 1, 2018	April 30, 2020

Invesco Securities Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Balanced-Risk Aggressive Allocation Fund	Contractual	1.11% less net AFFE*	March 1, 2019	February 29, 2020

*

Acquired Fund Fees and Expenses (“AFFE”) will be calculated as of the Fund’s fiscal year end according to Instruction 3(f) of Item 3 of Form N-1A. “Net AFFE” will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund’s fiscal year end will be used throughout the waiver period in establishing the Fund’s waiver amount, regardless of whether actual AFFE is more or less during the waiver period.

[1]

The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

[2]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
[3]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
[4]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
[5]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
[6]	The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
[7]	Invesco U.S. Government Fund will change its name to Invesco Income Fund effective on or about July 26, 2018.

EXHIBIT “B” – INSTITUTIONAL MONEY MARKET FUNDS1,2

Short-Term Investments Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Government & Agency Portfolio
Cash Management Class	Contractual	0.26%	June 1, 2016	December 31, 2019
Corporate Class	Contractual	0.21%	June 1, 2016	December 31, 2019
Institutional Class	Contractual	0.18%	June 1, 2016	December 31, 2019
Personal Investment Class	Contractual	0.73%	June 1, 2016	December 31, 2019
Private Investment Class	Contractual	0.48%	June 1, 2016	December 31, 2019
Reserve Class	Contractual	1.05%	June 1, 2016	December 31, 2019
Resource Class	Contractual	0.34%	June 1, 2016	December 31, 2019
Invesco Liquid Assets Portfolio
Cash Management Class	Contractual	0.26%	June 1, 2016	December 31, 2019
Corporate Class	Contractual	0.21%	June 1, 2016	December 31, 2019
Institutional Class	Contractual	0.18%	June 1, 2016	December 31, 2019
Personal Investment Class	Contractual	0.73%	June 1, 2016	December 31, 2019
Private Investment Class	Contractual	0.48%	June 1, 2016	December 31, 2019
Reserve Class	Contractual	1.05%	June 1, 2016	December 31, 2019
Resource Class	Contractual	0.38%	June 1, 2016	December 31, 2019
Invesco STIC Prime Portfolio
Cash Management Class	Contractual	0.26%	June 1, 2016	December 31, 2019
Corporate Class	Contractual	0.21%	June 1, 2016	December 31, 2019
Institutional Class	Contractual	0.18%	June 1, 2016	December 31, 2019
Personal Investment Class	Contractual	0.73%	June 1, 2016	December 31, 2019
Private Investment Class	Contractual	0.48%	June 1, 2016	December 31, 2019
Reserve Class	Contractual	1.05%	June 1, 2016	December 31, 2019
Resource Class	Contractual	0.34%	June 1, 2016	December 31, 2019
Invesco Tax-Free Cash Reserve Portfolio[2]
Cash Management Class	Contractual	0.28%	June 1, 2016	December 31, 2019
Corporate Class	Contractual	0.23%	June 1, 2016	December 31, 2019
Institutional Class	Contractual	0.20%	June 1, 2016	December 31, 2019
Personal Investment Class	Contractual	0.75%	June 1, 2016	December 31, 2019
Private Investment Class	Contractual	0.45%	June 1, 2016	December 31, 2019
Reserve Class	Contractual	1.07%	June 1, 2016	December 31, 2019
Resource Class	Contractual	0.36%	June 1, 2016	December 31, 2019
Invesco Treasury Obligations Portfolio
Cash Management Class	Contractual	0.26%	June 1, 2016	December 31, 2019
Corporate Class	Contractual	0.21%	June 1, 2016	December 31, 2019
Institutional Class	Contractual	0.18%	June 1, 2016	December 31, 2019
Personal Investment Class	Contractual	0.73%	June 1, 2016	December 31, 2019
Private Investment Class	Contractual	0.43%	June 1, 2016	December 31, 2019
Reserve Class	Contractual	1.05%	June 1, 2016	December 31, 2019
Resource Class	Contractual	0.34%	June 1, 2016	December 31, 2019
Invesco Treasury Portfolio
Cash Management Class	Contractual	0.26%	June 1, 2016	December 31, 2019
Corporate Class	Contractual	0.21%	June 1, 2016	December 31, 2019
Institutional Class	Contractual	0.18%	June 1, 2016	December 31, 2019
Personal Investment Class	Contractual	0.73%	June 1, 2016	December 31, 2019
Private Investment Class	Contractual	0.48%	June 1, 2016	December 31, 2019
Reserve Class	Contractual	1.05%	June 1, 2016	December 31, 2019
Resource Class	Contractual	0.34%	June 1, 2016	December 31, 2019

[1]	The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
[2]	The expense limitation also excludes Trustees’ fees and federal registration expenses.

EXHIBIT “C” – VARIABLE INSURANCE FUNDS

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco V.I. American Franchise Fund
Series I Shares	Contractual	2.00%	July 1, 2014	June 30, 2019
Series II Shares	Contractual	2.25%	July 1, 2014	June 30, 2019
Invesco V.I. American Value Fund
Series I Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Series II Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Invesco V.I. Balanced-Risk Allocation Fund[1]
Series I Shares	Contractual	0.80% less net AFFE*	May 1, 2014	April 30, 2020
Series II Shares	Contractual	1.05% less net AFFE*	May 1, 2014	April 30, 2020
Invesco V.I. Comstock Fund
Series I Shares	Contractual	0.78%	May 1, 2013	April 30, 2020
Series II Shares	Contractual	1.03%	May 1, 2013	April 30, 2020
Invesco V.I. Core Equity Fund
Series I Shares	Contractual	2.00%	May 1, 2013	June 30, 2019
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2019
Invesco V.I. Core Plus Bond Fund
Series I Shares	Contractual	0.61%	April 30, 2015	April 30, 2020
Series II Shares	Contractual	0.86%	April 30, 2015	April 30, 2020
Invesco V.I. Diversified Dividend Fund
Series I Shares	Contractual	2.00%	May 1, 2013	June 30, 2019
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund
Series I Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Series II Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Invesco V.I. Equity and Income Fund
Series I Shares	Contractual	1.50%	July 1, 2012	June 30, 2019
Series II Shares	Contractual	1.75%	July 1, 2012	June 30, 2019
Invesco V.I. Global Core Equity Fund
Series I Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Series II Shares	Contractual	2.50%	July 1, 2012	June 30, 2019
Invesco V.I. Health Care Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2019
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2019
Invesco V.I. Global Real Estate Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2019
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2019

[1]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco V.I. Government Money Market Fund
Series I Shares	Contractual	1.50%	May 1, 2013	June 30, 2019
Series II Shares	Contractual	1.75%	May 1, 2013	June 30, 2019
Invesco V.I. Government Securities Fund
Series I Shares	Contractual	1.50%	May 1, 2013	June 30, 2019
Series II Shares	Contractual	1.75%	May 1, 2013	June 30, 2019
Invesco V.I. Growth and Income Fund
Series I Shares	Contractual	0.78%	May 1. 2013	April 30, 2020
Series II Shares	Contractual	1.03%	May 1, 2013	April 30, 2020
Invesco V.I. High Yield Fund
Series I Shares	Contractual	1.50%	May 1, 2014	June 30, 2019
Series II Shares	Contractual	1.75%	May 1, 2014	June 30, 2019
Invesco V.I. International Growth Fund
Series I Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Series II Shares	Contractual	2.50%	July 1, 2012	June 30, 2019
Invesco V.I. Managed Volatility Fund
Series I Shares	Contractual	2.00%	May 1, 2015	June 30, 2019
Series II Shares	Contractual	2.25%	May 1, 2015	June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2019
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2019
Invesco V.I. Mid Cap Growth Fund
Series I Shares	Contractual	2.00%	July 1, 2014	June 30, 2019
Series II Shares	Contractual	2.25%	July 1, 2014	June 30, 2019
Invesco V.I. S&P 500 Index Fund
Series I Shares	Contractual	2.00%	July 1, 2012	June 30, 2019
Series II Shares	Contractual	2.25%	July 1, 2012	June 30, 2019
Invesco V.I. Small Cap Equity Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2019
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2019
Invesco V.I. Technology Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2019
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2019
Invesco V.I. Value Opportunities Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2019
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2019

*

Acquired Fund Fees and Expenses (“AFFE”) will be calculated as of the Fund’s fiscal year end according to Instruction 3(f) of Item 3 of Form N-1A. “Net AFFE” will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund’s fiscal year end will be used throughout the waiver period in establishing the Fund’s waiver amount, regardless of whether actual AFFE is more or less during the waiver period.